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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2007

ALYST ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33563	20-5385199
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 East 69th Street, #6J New York, New York	10021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 646-290-6104

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Alyst Acquisition Corp. (the “Company”) has been informed by Ferris, Baker Watts, Incorporated, one of the representatives of the underwriters in the Company’s initial public offering, that holders of the Company’s units can separately trade the common stock and warrants included in such units commencing on or July 16, 2007. The common stock and warrants will be listed on the American Stock Exchange under the symbols AYA and AYA.WS, respectively.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits:

	Exhibit 99.1	Press release dated July 11, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALYST ACQUISITION CORP.

Dated: July 11, 2007	By:	/s/ Michael E. Weksel

Michael E. Weksel Chief Operating Officer